UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08043

The Berkshire Funds (Exact name of registrant as specified in charter)

475 Milan Drive, Suite #103 San Jose, CA 95134-2453 (Address of principal executive offices) (Zip code)

Malcolm R. Fobes III The Berkshire Funds 475 Milan Drive, Suite #103 San Jose, CA 95134-2453 (Name and address of agent for service)

1-408-526-0707 Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

THE BERKSHIRE FUNDS

SEMI-ANNUAL REPORT

June 30, 2018

Berkshire Funds

BERKSHIRE FOCUS FUND (BFOCX)

This report is provided for the general information of the Berkshire Funds shareholders. It is not authorized for distribution unless preceded or accompanied by an effective Prospectus, which contains more complete information about the Berkshire Funds. Please read it carefully before you invest.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 877.526.0707 or visit www.berkshirefunds.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends and capital gain distributions.

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely-held stocks primarily listed on the New York Stock Exchange. The S&P 500® Index is a registered trademark of Standard & Poor’s Corporation and is a market-weighted index of common stock prices for 500 large U.S. companies. The Nasdaq Composite Index is a capitalization-weighted index of over 5,000 common stocks listed on the Nasdaq Stock Market. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance.

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors are not recommendations to purchase or sell any particular security.

FUND OVERVIEW June 30, 2018 (unaudited)

PERFORMANCE COMPARISON (Average annual total returns as of 6/30/18)

	YTD (1)	1 Year	3 Year	5 Year	10 Year

Berkshire Focus Fund	22.17%	44.11%	20.34%	21.60%	16.46%

S&P 500® Index	2.65%	14.37%	11.93%	13.42%	10.17%
Dow Jones Industrial Average	–0.73%	16.31%	14.07%	12.96%	10.78%
Nasdaq Composite Index	9.37%	23.60%	15.96%	18.54%	13.87%

NET ASSETS
6/30/18	$156.4 Million

NET ASSET VALUE
Net Asset Value Per Share	$26.23

TOP TEN STOCK HOLDINGS(2)
Amazon.com, Inc.	13.97%
Facebook, Inc. (Class A)	8.02%
Salesforce.com, Inc.	7.65%
Microsoft Corp.	7.30%
Netflix, Inc.	6.78%
Square, Inc. (Class A)	5.86%
Twitter, Inc.	4.92%
NVIDIA Corp.	4.86%
NetApp, Inc.	4.85%
Tesla, Inc.	4.85%

TOP SECTORS(4)
Business Software & Services	29.47%
Internet Services	22.68%
Internet Social Media	12.94%
Networking Equipment	6.92%
IT Financial Services	5.86%
Semiconductor	4.86%
Data Storage	4.85%
Automobile Manufacturers	4.85%
China Internet Services	4.00%
Consumer Electronics	2.50%

(1)	Not annualized for periods of less than one full year.

(2)	Stated as a percentage of total net assets as of 6/30/18. The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the fund’s current or future investments.

(3)	This chart assumes an initial investment of $10,000 made on 6/30/08. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

(4)	Stated as a percentage of total net assets as of 6/30/18. The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund’s current or future investments.

This fund concentrates its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

Berkshire Focus Fund
Performance and Portfolio Discussion
6/30/2018

LETTER TO THE SHAREHOLDERS

Dear Fellow Shareholders,

For the six-month period ended June 30, 2018, the Berkshire Focus Fund outperformed its primary benchmark index. The Fund generated a total return of +22.17% while the S&P 500® Index—which we consider to be the Fund’s primary benchmark index—produced a total return of +2.65% over the same period. For comparative purposes, the Dow Jones Industrial Average posted a return of -0.73% and the Nasdaq Composite Index generated a return of +9.37% during the first half of the year. A $10,000 investment in our Fund over 10 years starting on June 30, 2008 grew to $45,905. This was a +16.46% average annual compounded return. A $10,000 investment in the S&P 500® over the same period grew to $26,340. This was a +10.17% average annual compounded return.

“I can’t believe that the great mass of investors are going to be satisfied with just receiving average returns.”

– Ned Johnson, CEO Fidelity Investments

Stocks soared in January as enthusiasm for the $1.5 trillion in U.S. tax cuts enacted by the Trump administration in late 2017 propelled U.S. equity markets to all-time highs. The enactment of major corporate tax cuts was expected to boost corporate after-tax earnings and help prolong the eight-year U.S. economic expansion. Financial markets were jolted in early February, however, after the January payroll report showed faster-than-expected U.S. wage growth—leading investors to conclude that the long streak of tepid inflation was drawing to a close. The change in investor sentiment came just six trading sessions after U.S. equity indices surged to record highs. The stock market decline turned into a rout as the 10-year Treasury yield surged to a four-year high of 2.85% and the CBOE Volatility Index, or VIX, spiked to 50.3 after trading below 10 at the beginning of the year. Worries about rising interest rates and newfound volatility caused equity markets to decline more than 10% from their January highs—entering correction territory for the first time in two years. Despite investor angst, broad-market equities quickly recovered by mid-March before dropping all the way back to their February lows again at the end of the quarter.

Investors entered the second quarter with an apprehensive mind-set as the absence of a bullish bias following good corporate earnings reports began to weigh on investor sentiment—feeding the concerning narrative about the possibility of hitting peak earnings. President Trump’s decision to impose tariffs on steel and aluminum and propose placing tariffs on Chinese exports raised investor fears of retaliation and the risk of an all-out trade war. Meanwhile, stocks were challenged throughout the period by concerns about technology company breaches of user data privacy, slowing U.S. economic growth, and the Federal Reserve signaling it could raise interest rates at a more aggressive pace in 2019. Despite this backdrop, U.S. equity benchmarks regained their losses from March and drifted higher for the balance of the quarter.

Looking at the portfolio, our investments in Amazon.com (AMZN), Adobe Systems (ADBE), Netflix (NFLX), NVIDIA (NVDA), Salesforce.com (CRM), and Square (SQ) were all contributors to the Fund’s performance. Some of our investments struggled during the period, however. These included Alibaba (BABA), Arista Networks (ANET), Tencent (TCEHY) and Tesla (TSLA). New significant additions to the portfolio in the first-half were NetApp (NTAP), New Relic (NEWR), Nutanix (NTNX), Palo Alto Networks (PANW), RingCentral (RNG), Roku (ROKU), Spotify (SPOT), and Twilio (TWLO).

Thank you for your confidence and continued investment in the Berkshire Focus Fund.

Malcolm R. Fobes III
Chairman and Chief Investment Officer

Financial Statements
(unaudited)
6/30/2018

PORTFOLIO OF INVESTMENTS June 30, 2018 (unaudited)

Shares		Value

	COMMON STOCKS – 98.93%	$154,715,013
	(Cost $127,536,095)

	AUTOMOBILE MANUFACTURERS – 4.85%	7,586,054
22,120	Tesla, Inc.*	7,586,054

	BUSINESS SOFTWARE & SERVICES – 29.47%	46,087,723
26,070	Adobe Systems, Inc.*	6,356,127
115,760	Microsoft Corp.	11,415,093
31,020	New Relic, Inc.*	3,120,302
74,430	Nutanix, Inc. (Class A)*	3,838,355
78,240	RingCentral, Inc. (Class A)*	5,504,184
87,750	Salesforce.com, Inc.*	11,969,100
10	ServiceNow, Inc.*	1,725
69,290	Twilio, Inc. (Class A)*	3,881,626
10	Workday, Inc. (Class A)*	1,211

	CHINA INTERNET SERVICES – 4.00%	6,252,447
25,900	Alibaba Group Holding Ltd. – ADR*	4,805,227
44,790	iQIYI, Inc. – ADR*	1,446,717
10	Tencent Holdings Ltd. – ADR*	503

	CONSUMER ELECTRONICS – 2.50%	3,907,974
10	Apple, Inc.	1,851
91,650	Roku, Inc. (Class A)*	3,906,123

	DATA STORAGE – 4.85%	7,587,569
96,620	NetApp, Inc.	7,587,569

	INTERNET SERVICES – 22.68%	35,463,960
5	Alphabet, Inc. (Class A)*	5,646
12,850	Amazon.com, Inc.*	21,842,430
27,100	Netflix, Inc.*	10,607,753
17,880	Spotify Technology S.A. (Luxembourg)*	3,008,131

	INTERNET SOCIAL MEDIA – 12.94%	20,237,770
64,560	Facebook, Inc. (Class A)*	12,545,299
176,150	Twitter, Inc.*	7,692,471

	IT FINANCIAL SERVICES – 5.86%	9,169,982
5	PayPal Holdings, Inc.*	416
148,760	Square, Inc. (Class A)*	9,169,566

	NETWORKING EQUIPMENT – 6.92%	10,823,627
17,290	Arista Networks, Inc.*	4,452,002
31,010	Palo Alto Networks, Inc.*	6,371,625

	SEMICONDUCTOR – 4.86%	7,597,907
10	Micron Technology, Inc.	524
32,070	NVIDIA Corp.	7,597,383

	*non-income producing
	ADR – American Depositary Receipt

	(see accompanying notes to financial statements)

PORTFOLIO OF INVESTMENTS (CONTINUED) June 30, 2018 (unaudited)

Shares		Value

	EXCHANGE TRADED FUNDS – 0.00%	2,581
	(Cost $1,220)
10	Invesco QQQ ETF	1,716
10	ProShares Ultra QQQ	865

	TOTAL INVESTMENT SECURITIES – 98.93%	154,717,594
	(Cost $127,537,315)

	OTHER ASSETS IN EXCESS OF LIABILITIES – 1.07%	1,670,151

	NET ASSETS – 100.00%	$156,387,745
	Equivalent to $26.23 per share

	(see accompanying notes to financial statements)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2018 (unaudited)

ASSETS
Investment securities:
At cost	$127,537,315
At value	$154,717,594
Cash	1,696,305
Receivable for securities sold	1,961,248
Receivable for capital shares sold	344,702
Total Assets	158,719,849

LIABILITIES
Payable for securities purchased	1,962,398
Payable for capital shares redeemed	122,354
Payable to affiliate (Note 5)	247,352
Total Liabilities	2,332,104

NET ASSETS	$156,387,745

Net assets consist of:
Paid-in capital	$122,431,751
Accumulated net investment loss	(993,514)
Accumulated undistributed net realized gain from security transactions	7,769,229
Net unrealized appreciation on investments	27,180,279
Net Assets	$156,387,745

Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized, without par value)	5,963,150

Net asset value and offering price per share	$26.23

Minimum redemption price per share*	$25.71

*The Fund will impose a 2.00% redemption fee on shares redeemed within 90 calendar days of purchase.

(see accompanying notes to financial statements)

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2018 (unaudited)

INVESTMENT INCOME
Dividends (Net ADR fees of $0)	$133,511
Total investment income	133,511

EXPENSES
Investment advisory fees (Note 5)	857,328
Administration fees (Note 5)	269,596
Interest expense	101
Total Expenses	1,127,025

NET INVESTMENT LOSS	(993,514)

REALIZED AND UNREALIZED
GAINS ON INVESTMENTS
Net realized gains from investments	7,971,431
Net change in unrealized appreciation on investments	12,050,072

NET REALIZED AND UNREALIZED
GAINS ON INVESTMENTS	20,021,503

NET INCREASE IN NET ASSETS
FROM OPERATIONS	$19,027,989

(see accompanying notes to financial statements)

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended June 30, 2018 (unaudited) and December 31, 2017

	Six Months	Year
	Ended	Ended
	6/30/18	12/31/17
	(unaudited)
FROM OPERATIONS:
Net investment loss	$(993,514)	$(983,446)
Net realized gains from security transactions	7,971,431	15,678,027
Net change in unrealized appreciation on investments	12,050,072	7,582,097
Net increase in net assets from operations	19,027,989	22,276,678

FROM DISTRIBUTIONS:
Net realized gain from security transactions	–	(13,491,581)
Net decrease in net assets resulting from
distributions paid	–	(13,491,581)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	77,391,044	14,571,100
Proceeds from reinvested distributions	–	13,365,489
Proceeds from redemption fees (Note 6)	104,849	13,249
Payments for shares redeemed	(14,699,638)	(14,549,980)
Net increase in net assets from capital share transactions	62,796,255	13,399,858

TOTAL INCREASE IN NET ASSETS	81,824,244	22,184,955

NET ASSETS:
Beginning of period	74,563,501	52,378,546
End of period(a)	$156,387,745	$74,563,501

CAPITAL SHARE ACTIVITY:
Shares sold	3,078,924	605,794
Shares reinvested	–	616,774
Shares redeemed	(588,033)	(643,193)
Net increase in shares outstanding	2,490,891	579,375
Shares outstanding, beginning of period	3,472,259	2,892,884
Shares outstanding, end of period	5,963,150	3,472,259

(a) Accumulated undistributed net investment income (loss) is ($993,514) and $0 for the periods ended
June 30, 2018 and December 31, 2017, respectively.

(see accompanying notes to financial statements)

FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months		Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended		Ended
	6/30/18		12/31/17		12/31/16		12/31/15		12/31/14		12/31/13
	(unaudited)
NET ASSET VALUE,
BEGINNING OF PERIOD	$21.47		$18.11		$18.19		$17.58		$17.83		$14.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.21	)(b)	(0.35	)(b)	(0.23	)(b)	(0.36	)(b)	(0.35	)(b)	(0.22	)(a)
Net realized and unrealized gain
on investments	4.95		8.37		0.16		2.69		0.08	(c)	6.26
Total from investment operations	4.74		8.02		(0.07)		2.33		(0.27)		6.04

Proceeds from redemption fees	.0.02		0.00	(g)	0.01		0.01		0.03		0.01

LESS DISTRIBUTIONS:
Distributions from net realized gains	0.00		(4.66)		(0.02)		(1.73)		(0.01)		(2.27)
Total disrtibutions	0.00		(4.66)		(0.02)		(1.73)		(0.01)		(2.27)

NET ASSET VALUE,
END OF PERIOD	$26.23		$21.47		$18.11		$18.19		$17.58		$17.83

TOTAL RETURN (d)	22.17	%(h)	44.07%		(0.31%)		13.32%		(1.36%)		43.09%

SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (thousands)	$156,388		$74,564		$52,379		$68,945		$63,787		$71,484

Ratio of expenses to average net assets(e)	1.96	%(i)	2.02%		2.01%		1.99%		1.99%		2.00%
Ratio of net investment loss to
average net assets	(1.73	%)(i)	(1.54%)		(1.37%)		(1.88%)		(1.95%)		(1.60%)

Portfolio turnover rate(f)	240.7	%(h)	385.0%		442.8%		455.6%		533.7%		464.1%

(a) Net investment loss per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.

(b) Net investment loss was calculated using the average shares outstanding method.

(c) Net realized and unrealized gain on investments per share is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the net realized and unrealized gain on investments in the Statement of Operations.

(d) Total return represents the rate that the investor would have earned or (lost) on an investment in the fund assuming reinvestment of dividends.

(e) The ratio of expenses to average net assets includes federal excise tax and interest expense. The ratios excluding federal excise tax and interest expense would be 1.96%, 1.99%, 2.00%, 1.99%, 1.98% and 1.99%, respectively.

(f) Portfolio turnover is greater than most funds due to the investment style of the Fund.

(g) Less than $0.005 per share.

(h) Not annualized for periods of less than one full year.

(i) Annualized for periods of less than one full year.

(see accompanying notes to financial statements)

NOTES TO FINANCIAL STATEMENTS
June 30, 2018 (unaudited)

1. Organization

     The Berkshire Focus Fund (the “Fund”) is a non-diversified series of The Berkshire Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust on November 25, 1996. The Fund commenced operations on July 1, 1997. The Fund’s investment objective is to seek long-term growth of capital primarily through investments in equity securities.

2. Significant Accounting Policies

     The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

The following is a summary of the Trust’s significant accounting policies:

     Securities valuation — The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by Nasdaq are valued at the last reported sale price as of the close of the regular session of trading on the NYSE, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by Nasdaq, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

     The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable

NOTES TO FINANCIAL STATEMENTS
 June 30, 2018 (unaudited)

inputs” reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks
Business Software & Services	$46,087,723	–	–	$46,087,723
Internet Services	35,463,960	–	–	35,463,960
Internet Social Media	20,237,770	–	–	20,237,770
Networking Equipment	10,823,627	–	–	10,823,627
IT Financial Services	9,169,982	–	–	9,169,982
Semiconductor	7,597,907	–	–	7,597,907
Data Storage	7,587,569	–	–	7,587,569
Automobile Manufacturers	7,586,054	–	–	7,586,054
China Internet Services	6,252,447	–	–	6,252,447
Consumer Electronics	3,907,974	–	–	3,907,974
Total Common Stocks	154,715,013	–	–	154,715,013
Exchange Traded Funds	2,581	–	–	2,581
Total Investment Securities	$154,717,594	–	–	$154,717,594

     The Fund did not hold any Level 3 securities during the six month period ended June 30, 2018. There were no transfers into or out of the levels during the reporting period, as compared to their classification from the most recent annual report. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period. The Fund did not hold any derivative instruments during the reporting period.

     Investment income — Dividend income is recorded on the ex-dividend date. Interest income, if any, is accrued as earned.

     Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

NOTES TO FINANCIAL STATEMENTS
June 30, 2018 (unaudited)

Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Security transactions — Security transactions are accounted for on the trade date for financial reporting purposes. Securities sold are determined on a specific identification basis.

     Estimates — The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     Federal income tax — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) necessary to qualify as a regulated investment company. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     As of and during the six month period ended June 30, 2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense on the statement of operations. During the six month period ended June 30, 2018, the Fund did not incur any tax-related interest or penalties.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

     Other — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. At December 31, 2017, the following permanent adjustments were recorded. Such adjustments were attributed to the reclassification of net investment loss and non-deductible Federal excise tax, as well as the usage of equalization for tax purposes:

Paid-in capital	$1,405,796
Accumulated undistributed net investment income	983,446
Accumulated net realized loss from investments	(2,389,242)

NOTES TO FINANCIAL STATEMENTS
June 30, 2018 (unaudited)

3. Investment Transactions

     Purchases and sales of investment securities (excluding short-term instruments) for the six month period ended June 30, 2018 were $333,017,814 and $272,690,844, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

4. Tax Information

     As of December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows:

Federal income tax cost	$59,613,348
Gross unrealized appreciation	$15,631,865
Gross unrealized depreciation	(876,100)
Net unrealized appreciation	14,755,765
Undistributed ordinary income	172,240
Undistributed long term gains	–
Accumulated losses	–
Total accumulated gains	$14,928,005

     The cost basis of investments for tax and financial reporting purposes differs primarily due to wash sales.

     There was no distribution paid during the six month period ended June 30, 2018. There was a long-term capital gains distribution and a short-term capital gains distribution paid in the amounts of $2,270,071 and $11,221,510, respectively, during the year ended December 31, 2017. Short-term capital gain distributions are considered ordinary income distributions for tax purposes.

5. Related Party Transactions, Investment Advisory and Administrative Fees

     Certain Officers and Trustees of the Trust are also Officers and Directors of Berkshire Capital Holdings, Inc. (“Berkshire Capital”). The non-interested Trustees of the Fund were not paid any Trustee fees and expenses directly by Berkshire Capital during the six month period ended June 30, 2018.

     The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) and a separate Administration Agreement with Berkshire Capital. Under the Advisory Agreement, Berkshire Capital will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of the portfolio. For the services it provides under the Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.50% per annum of the daily net assets of the Fund. Under the Administration Agreement, Berkshire Capital renders all administrative and supervisory services of the Fund, as well as facilities furnished and expenses assumed except for interest and taxes.

NOTES TO FINANCIAL STATEMENTS
June 30, 2018 (unaudited)

For these services, Berkshire Capital receives a fee at the annual rate of 0.50% of the Fund’s average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of the Fund’s daily net assets and is accrued each calendar day (including weekends and holidays). For the six month period ended June 30, 2018, Berkshire Capital was paid an investment advisory fee of $857,328 and an administration fee of $269,596 from the Fund. The amount due to Berkshire Capital for these fees at June 30, 2018 totaled $247,352.

6. Redemption Fee

     The Fund may impose a redemption fee of 2.00% on shares held for 90 days or less. For the six month period ended June 30, 2018, proceeds from redemption fees were $104,849.

7. Beneficial Ownership

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2018, National Financial Services Corp. beneficially owned, in aggregate, 57.61% of the Fund.

8. Subsequent Events

     In preparing these financial statements, management has performed an evaluation of subsequent events after June 30, 2018 and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in the financial statements.

ADDITIONAL INFORMATION (unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees, administrative fees and interest expense. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on January 1, 2018 and held through June 30, 2018.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $20.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes advisory fees, administrative fees and other Fund expenses. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

ADDITIONAL INFORMATION (unaudited)

hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or the charges by Mutual Shareholder Services, LLC as described above, or the expenses of the underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2018 to
	January 1, 2018	June 30, 2018	June 30, 2018
Actual	$1,000.00	$1,221.70	$10.80

Hypothetical	$1,000.00	$1,015.08	$9.79
(5% annual return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.96%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

OTHER INFORMATION

Proxy Voting Guidelines

Berkshire Capital Holdings, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility and a record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling toll free 1-877-526-0707. They are also available on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Board of Trustees
Malcolm R. Fobes III, Chairman
Leland F. Smith
Andrew W. Broer

Investment Adviser
Berkshire Capital Holdings, Inc.
475 Milan Drive
Suite #103
San Jose, CA 95134

Counsel
Thompson Hine LLP
312 Walnut Street
14th Floor
Cincinnati, OH 45202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street
Suite #830
Milwaukee, WI 53202

Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Drive
Suite #400
Broadview Heights, OH 44147

Custodian
Huntington National Bank
41 South High Street
Columbus, OH 43287

Website
www.berkshirefunds.com

© Copyright 2018. The Berkshire Funds | All rights reserved.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President, Treasurer and Chief Financial Officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Berkshire Funds

By /s/ Malcolm R. Fobes III
Malcolm R. Fobes III
President and Treasurer

Date 8/28/18

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Malcolm R. Fobes III Malcolm R. Fobes III President and Treasurer

Date 8/28/18